 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 24, 2020

BK Technologies Corporation

__________________________________________

(Exact name of registrant as specified in its charter)

Nevada	001-32644	83-4064262
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(321) 984-1414

N/A
____________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.60 per share	BKTI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.02.
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2020, Ryan R.K. Turner submitted his resignation from the Board of Directors (the “Board”) of BK Technologies Corporation (the “Company”), effective immediately. Mr. Turner’s resignation was not due to any disagreement with the Company.

On the same day, D. Kyle Cerminara and Lewis M. Johnson notified the Board of their desire to step down as Chairman and Co-Chairman of the Board, respectively, and the Board determined to transition to John W. Struble as Chairman of the Board, effective immediately.

Item 8.01.
Other Events.

As previously announced, on April 13, 2020, BK Technologies, Inc. (the “Borrower”), a wholly-owned operating subsidiary of the Company, received a loan of $2,196,335 (the “Loan”) from JPMorgan Chase Bank, N.A. (the “Lender”) under the U.S. Small Business Administration (“SBA”) Paycheck Protection Program (or “PPP”) of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”). The Borrower intended to use the Loan for qualifying expenses in accordance with the terms of the CARES Act. At the time the Borrower applied for the Loan, it believed it qualified to receive the funds pursuant to the PPP.

On April 23, 2020, the SBA, in consultation with the Department of Treasury, issued new guidance that creates additional uncertainty regarding the qualification requirements for a PPP loan. On April 24, 2020, out of an abundance of caution, the Board determined to repay, and the Borrower initiated the immediate repayment of, the full amount of the Loan to the Lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BK TECHNOLOGIES CORPORATION

Date: April 24, 2020	By:	/s/ William P. Kelly
William P. Kelly
Executive Vice President and Chief Financial Officer